SCHEDULE 14A INFORMATION

PROXY STATEMENT
PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.____)


Filed by the Registrant (X) 	Filed by Party other than the
Registrant (   )

Check the appropriate box:
(   )	Preliminary Proxy Statement
(   )	Confidential, for Use of the Commission Only (as
      permitted by Rule 14a-6(e)(2))
(X)	  Definitive Proxy Statement
(   )	Definitive Additional Materials
(   )	Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12


PISMO COAST VILLAGE, INC.
Name of the Registrant as Specified in its Charter

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
(X)	     No fee required.
(   )	Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.
      1.	Title of each class of securities to which
      transaction applies:________
      2.	Aggregate number of securities to which transaction
      applies: _______
      3.	Per unit price or other underlying value of
      transaction computed pursuant to Exchange Act Rule
      0-11 (Set forth the amount on which the filing fee
      is calculated and state how it was determined):
      __________________
      4.	Proposed maximum aggregate value of transaction:
      ______________
      5.	Total fee paid: _________________
(   )	Fee paid previously with preliminary materials.
(   ) 	Check box if any part of the fee is offset as
      provided by Exchange Act Rule 0-11(a)(2) and
      identify the filing for which the offsetting fee
      was paid previously.  Identify the previous filing
      by registration statement number, or the Form or
      Schedule and the date of its filing.
      1.	Amount Previously Paid: ______________________
      2.	Form, Schedule or Registration Statement No.: _________
      3.	Filing Party: _________________________________________
      4.	Date Filed:____________________________________________


     	PISMO COAST VILLAGE
	Recreation Vehicle Resort

IMPORTANT  . . .  SEND IN YOUR PROXY

It is requested that you read the enclosed materials, then date, fill in and sign the enclosed Proxy and return it promptly. This will save the expense of follow-up letters, telephone calls and further solicitation.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS OF
PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the "Meeting") of PISMO COAST VILLAGE, INC., (the "Company") will be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420 on January 15, 2000, at 9:00 A.M. for the purpose of considering and voting on the following matters:

1.	Election of Directors.  Electing eighteen (18) persons to the
Board of Directors to serve until the 2001 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Allard, Howard
Barton, Emily
Bianchi, Donald
Brown, Albert
Buchaklian, Harry
Drake, Frank
Gould, Norman
Harris, R. Elaine
Hickman, Glenn
Hinds, Jr., Edward
Hughes, Terris
Keller, Larry
Nunlist, Ronald
Pettibone, Jerald
Proschold, Richard
Rourke, Thomas
Williams, Jack
Zahka, Charles

2.	Selection of Auditors.  To vote upon a resolution of the Board of Directors of the Company to approve the selection of Glenn, Burdette, Phillips and Bryson to serve as independent certified public accountants for the Company for Fiscal Year 2000.

3.	Other Business.  To transact such other business as may
properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 1, 1999, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

NOMINEES TO BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualifies.

The Board of Directors has proposed 18 individuals for election as directors of the Company.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the Proxy card, the proxy holders will cast the votes represented by the Board of Directors' proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed Proxy is solicited by the Company's Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Vice President - Secretary, in writing, to that effect, by filing with him a later dated Proxy, or by voting in person at the Meeting.

By Order of the Board of Directors
Edward D. Hinds, Jr., Vice
     President - Secretary

Dated:  December 15, 1999
165 South Dolliver Street
Pismo Beach, California  93449
(805) 773-5649


	PROXY STATEMENT
	FOR AN
	ANNUAL MEETING OF SHAREHOLDERS	OF
	PISMO COAST VILLAGE, INC.
	165 South Dolliver Street
	Pismo Beach, California  93449

	To Be Held January 15, 2000


	INTRODUCTION


This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Pismo Coast Village, Inc., (the "Company") to be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420, at 9:00 A.M. on Saturday, January 15, 2000, and all adjournments thereof.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about
December 15, 1999.

The matters to be considered and voted upon at the Meeting will include:

1.	Election of Directors.  Electing eighteen (18) persons to the
Board of Directors to serve until the 2001 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Allard, Howard
Barton, Emily
Bianchi, Donald
Brown, Albert
Buchaklian, Harry
Drake, Frank
Gould, Norman
Harris, R. Elaine
Hickman, Glenn
Hinds, Jr., Edward
Hughes, Terris
Keller, Larry
Nunlist, Ronald
Pettibone, Jerald
Proschold, Richard
Rourke, Thomas
Williams, Jack
Zahka, Charles

2.	Selection of Auditors.  To vote upon a resolution of the
Board of Directors of the Company to approve the selection of Glenn, Burdette, Phillips and Bryson to serve as independent certified public accountants for the Company for Fiscal Year 2000.

3.	Other Business.  To transact such other business as may
properly come before the Meeting and any adjournments thereof.

	REVOCABILITY OF PROXIES


A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it, at any time before it is exercised, by filing with the Vice President
- Secretary of the Company an instrument revoking it, or a duly executed Proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders, in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AND IN FAVOR OF SUCH MATTER.


	PERSONS MAKING THE SOLICITATION

This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mails, but officers, directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor.


	VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

There were issued and outstanding 1,800 shares of the Company's common stock on December 1, 1999, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by Proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" on page 4 hereof.

The presence in person or by Proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Meeting.

If the enclosed Proxy is completed in the appropriate spaces, signed, dated and returned, the Proxy will be voted as specified in the Proxy. If no specification is made, as to any individual matter to be acted upon, on a signed, dated and returned Proxy, it will be voted at the discretion of the proxy holders and in accordance with the recommendations of management. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated and returned proxies will be voted in accordance with the recommendations of management in such matters.


	ELECTION OF DIRECTORS OF COMPANY (Proposal 1)


The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company's shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company.
At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed Proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates). Should any shareholder attempt to Awrite in@ a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will not vote the shares represented by that proxy for any such write-in candidate, but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in their capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

	VOTING RIGHTS -- CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

California law provides that a shareholder of a California corporation, or his proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him, multiplied by the number of Directors to be elected, and he may cumulate such votes for a single candidate or distribute such votes among as many candidates as he deems appropriate.

Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of Directors. At the shareholders' meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management. Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such numbers as they may determine in their sole discretion, provided all the above-listed requirements are met.





	DIRECTORS AND NOMINEES; EXECUTIVE OFFICERS

The following table sets forth as to each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person's age, such person's principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information. Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each Annual Meeting of the shareholders and hold office until the next Annual Meeting. All of the nominees, except as designated, were elected as Directors of the Company at the 1999 Annual Meeting of the Company's Shareholders. The following table also sets forth such information as to the executive officers of the Company (each of whom also currently serves as a Director) and other key employees.
 Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.


	DIRECTORS AND EXECUTIVE OFFICERS:

HOWARD ALLARD, Director
Howard Allard, age 74, resides at 5161 Diablo Drive, Sacramento, California 95842. He has a Master's degree in education administration from California State University, Sacramento. He was an elementary school principal in the Rio Linda Union School District for 29 years prior to retirement in 1985. He has been a partner since 1978 in Allard Enterprises which maintains rental properties, and he has also been a partner since 1982 in Allard Limousine. Mr. Allard has served on the Board for 19 years, including three years as President, two years as Secretary, and one year as Vice President - Administration.

EMILY BARTON, Director
Emily Barton is 67 years old. She resides at 4008 Glenbrook Avenue, Bakersfield, California 93306. She holds an inactive B-1 California Contractors License and a supplemental Swimming Pool License C-53. She was active in the building business for many years. She is still active in the remodeling and rehabilitation of her properties. She has been in the rental business for 32 years and is currently active in the rental business. Her specialty is buying foreclosures. She holds an inactive life and disability insurance license. She is past president of B'nai B'rith Women Bakersfield Chapter #69. Under her leadership, B'nai B'rith Women received many community service awards. She has served on the Board for seven years.

DONALD BIANCHI, Director
Donald Bianchi is 76 years old. He resides at 3605 Belle Terrace, Bakersfield, California 93309. He retired from the U.S. Air Force as a Lieutenant Colonel in 1983 and served as president of The Retired Officers Association in 1994. He was a traffic officer, pilot and accident follow-up officer for the California Highway Patrol for 31 years until his retirement in 1978. He served as vice president of the Kern Kiwanis and is an active member of the Masonic Lodge, serving as a director in the Kern Shrine Club. Mr. Bianchi is presently serving as a director in Sons in Retirement Inc. He is now a licensed state investigator in private practice and monitor for California traffic schools.
He has served on the Board for 24 years.

ALBERT BROWN, Director
Albert Brown is 76 years old.  He resides at 22718 Lone Eagle
Road, Apple Valley, California   92308.  He was employed at Hughes
Aircraft for 20 years, from 1945 to 1965, TRW Systems for 3 2 years, from 1965 to 1968, and Rohr Industry, Inc., for 11 2 years, from 1968 until retirement in 1979. He worked his way up from being an assembler to a senior industrial engineer, reporting directly to the manager of industrial engineering. He has completed extensive continued education in the field of industrial engineering at U.S.C. He is an instructor with the A.A.R.P. 55-Alive Senior Driving Course. He has served on the Board of Directors for 14 years, including two years as Vice President - Administration.

HARRY BUCHAKLIAN, Director
Harry Buchaklian is 67 years old.  He resides at 1361 E.
Ticonderoga Drive, Fresno, California   93720.  He has a B.A.
degree from C.S.U.F. in industrial arts, and a secondary level teaching credential in laboratory electronics and small engine repair. His career has included employment as an assistant manager with Western Auto Stores, electronics instructor at Fresno Technical College and technical supervisor for Sears Roebuck. He retired from Sears Roebuck in 1994. He has served on the Board for 15 accumulative years, including most recently from September 1995 to present, serving one year as Executive Vice President.

FRANK DRAKE, Director and Executive Vice President
Frank Drake is 58 years old. He resides at 9511 Birch Creek Court, Bakersfield, California 93312. Mr. Drake has an A.A. degree from Bakersfield College, and holds an administration of justice lifetime vocational teaching credential from U.C.L.A. Mr. Drake retired after 20 years with the Kern County Sheriffs Department where he was commander of detective, administration and jail facilities. Following his retirement from the Sheriff=s Department in 1988, he was employed as a safety consultant with State Compensation Insurance Fund assisting clients in complying with OSHA and other safety standards. He retired from this position in December 1995. Mr. Drake has served on the Board for four years, including one year as Vice President - Policy, and is currently serving as Executive Vice President.

NORMAN GOULD, Director
Norman Gould is 80 years old. He resides at 10597 Road 30, Madera, California 93637. He has a B.A. in education and an M.A. in administration. His occupation prior to retirement in 1986 was as the superintendent of schools for Madera County. He was a member of the board of directors of Kingsview, Inc., from 1968 to 1980 and held the positions of vice chairman and chairman of the board.
 He is currently on the board of directors of Valley Teen Ranch, Inc. Mr. Gould is currently president-elect of the California Retired Teachers Association, a nonprofit corporation. He has served on the Board for 22 accumulative years, including most recently from March 1993 to present, serving nine years as President, one year as Treasurer and two years as Secretary.

R. ELAINE HARRIS, Nominee
R. Elaine Harris is 61 years old. She resides at 3418 El Potrero Lane, Bakersfield, California 93304. Mrs. Harris retired in October 1990 from Pacific Telephone with 31 years service, starting in the business office, then advancing to facility administrator the last ten years of that time. She was active with the Jaycettes Club and has worked on several political campaigns. She is now enjoying retirement, spending more time with her grandchildren, and looking forward to working with the Board for the betterment of Pismo Coast Village. Mrs. Harris is a new nominee for the Board and does not currently serve on the Board of Directors.

GLENN HICKMAN, Director
Glenn Hickman is 66 years old. He resides at 3584 W. Wathen Avenue, Fresno, California 93711. He has a B.A. in Business and a secondary teaching credential from Fresno State University. His occupation prior to retirement in 1995 was as a financial analyst and office supervisor for Cal Resources, a subsidiary of Shell Oil Company. Mr. Hickman was appointed by the Board on July 17, 1999, to fill a vacancy created by the resignation of Kurt Brittain.

EDWARD HINDS, JR., Director and Vice President - Secretary
Edward (Dee) Hinds, Jr., age 72, resides at 3416 West Magill Avenue, Fresno, California 93711. Prior to his retirement in 1988, he was employed for more than 38 years by Bank of America serving as a branch officer, vice president, manager and regional credit administrator. He has served on the Board for 19 years, and is currently serving a seventh year as Vice President - Secretary.

TERRIS HUGHES, Director
Terris (Terry) Hughes, is 50 years old and resides at 2426 Sunset, Wasco, California 93280. Mr. Hughes holds an A.A. degree from Bakersfield Junior College in police science. He was employed by Cal Resources LLC for 23 years, from 1973 to 1997, holding the position of senior training technician for the last 10 years of that time. Mr. Hughes is currently employed as an internal consultant for Aera Energy LLC, an oil industry company formed in 1997 between the Shell Oil and Mobil Oil Corporations. His duties are to serve as a behavior base safety advisor and provide safety training to Aera Energy LLC employees. Mr. Hughes has served on the Board for four years.

LARRY KELLER, Director
Larry Keller, age 46, resides at 3807 Mesa Grande, Bakersfield California 93304. Mr. Keller founded and operated Nooner Food Service from 1979 until 1992, providing on-site food service of up to 13,000 meals per day at fire camps for the U. S. Forest Service throughout 11 western states. He also served as president, vice president and secretary/treasurer of the Western Forest Fire Catering Association. Since 1992 Mr. Keller has been self-employed at Presidio Business Center, a commercial real estate management company he owns and manages. Mr. Keller has served on the Board for four years.

RONALD NUNLIST, Director
Ronald Nunlist, age 61, resides at 1105 Minter Avenue, Shafter, California 93263. Mr. Nunlist was employed in the oil business for many years. From 1995 to June 1997 he was employed as an operations foreman by Cal Resources LLC, an oil industry company owned by Shell Oil Corporation. Mr. Nunlist was then employed as a logistics specialist by Aera Energy LLC, an oil industry company formed between the Shell Oil and Mobil Oil Corporations, from June 1997 until his retirement in June 1999. He has served on the Board for 14 years, including five years as President.

JERALD PETTIBONE, Director and President
Jerry Pettibone, age 73, resides at 4179 Court Drive, Santa Cruz, California 95062. He sold and retired from his company, Pettibone Signs, in Santa Cruz in October 1988. He started the company which operated statewide in 1960. Active in trade associations, he served on the board of directors of the National Electric Sign Association, and on the board of directors of the World Sign Association, serving as national president in 1985-1986. He served on the board of directors of the California Electric Sign Association for 22 years and was elected a director emeritus. Also active in Rotary Club, he is a charter member and past president of the Capitola/Aptos Club. He served as district governor of Rotary District 5170 in 1983-1984. He has served on the Board for seven years, including three years as Chief Financial Officer, and is currently serving a third year as President.

RICHARD PROSCHOLD, Director
Richard Proschold, age 70, resides at 5717 Maywood Drive, Foresthill, California 95631. Mr. Proschold worked his entire career in and for the printing and communications industry. In 1969, he became President/CEO of Graphic Arts Credit Union in Sacramento, California, which served the families of the industry with their financial needs. At the time he took the helm, the credit union had 400 members. In 1989, he completed a merger of Graphic Arts Credit Union and its 5,000 active members into S.A.F.E. Federal Credit Union, also in Sacramento, to benefit the membership with more expanded services. Mr. Proschold remained with S.A.F.E. until 1992 when he retired, and has since enjoyed traveling. In 1996 he became involved as a volunteer with the Foresthill Community Cemetery, a not-for-profit corporation. In January 1997, Mr. Proschold was appointed by their board to serve as a director and is now currently serving a two-year term as their President. Mr. Proschold has served on the Board for three years.

THOMAS ROURKE, Director and Vice President - Policy
Thomas Rourke is 62 years old. He resides at 899 Stagi Lane, Los Altos, California 94024. Mr. Rourke graduated from the University of Massachusetts in 1965 with a B.B.A. degree. He was vice president of operations at Lynch Communications, Inc., in Reno, Nevada from 1980-1982, and president of Lynch Circuits, Inc., in Sunnyvale, California from 1982-1987. He is currently president and chairman of the board of Startech Electronics, Inc., a company that produces electronic products, in Mountain View, California, a position he has held since 1988. Mr. Rourke has served on the Board for four years, and is currently serving as Vice President - Policy.

JACK WILLIAMS, Director, Chief Financial Officer and Vice
President - Finance
Jack Williams is 49 years old. He resides at 7801 Revelstoke Way, Bakersfield, California 93309. Mr. Williams graduated from San Diego State University in 1974 with a B.S. in accounting. Following that, he has been employed in the field of accounting in a variety of industries, including agriculture, construction, heavy equipment sales, and manufacturing. Mr. Williams established his own C.P.A. practice in 1983. He was employed as a Financial Analyst by Texaco Oil Corporation in the Bakersfield area from 1997 until March 1999. He has served on the Board of Directors for five years, and is currently serving a third year as Chief Financial Officer and Vice President - Finance.

CHARLES ZAHKA, Director
Charles Zahka, age 73, resides at 6300 Alonzo Avenue, Encino, California 91316. He retired as vice president of the Broadway Department Stores in 1990 after 20 years. He presently serves as a private management consultant. Mr. Zahka is president of the Stroke Association of Southern California and vice chairman of the Better Business Bureau of the Southland. He has served on the Board for eleven years, including one year as Secretary and one year as President.

The Board of Directors has no reason to believe that any of the nominees listed above will not be available to serve. However, if any nominee should become unable or unwilling to serve, the shares represented by proxies given to management pursuant hereto will be voted as management may recommend.

	OTHER OFFICERS AND KEY EMPLOYEES:

JAY JAMISON, Assistant Corporate Secretary and General Manager
Jay Jamison, 46 years old, has been employed by the Company since June 1997 as General Manager and serves as Assistant Corporate Secretary. He resides at 17105 Oak Road, Atascadero, California 93422. He has a B.S. degree in agricultural management from Cal Poly San Luis Obispo, graduating in 1976. Mr. Jamison was raised on his family=s guest ranch, Rancho Oso, in Santa Barbara County, which included a recreational vehicle park, resident summer camp, equestrian facilities and numerous resort amenities. He worked on the ranch throughout his childhood and after college. The family business was sold in 1983, at which time Mr. Jamison was hired by Thousand Trails, Inc., a private membership resort, as a Resort Operations Manager. His last ten years at Thousand Trails were spent managing a 200-acre, 518-site, full-service resort near Hollister, California. He also managed resorts in Acton and Idyllwild in Southern California. Prior to his employment with the Company, Mr. Jamison was a General Manager with Skycrest Enterprises in Redding and managed Sugarloaf Marina and Resort on Lake Shasta in Northern California between January 1995 and June 1997. He is active in the Resort and Commercial Recreation Association and is also a member of the American Quarter Horse Association. Mr. Jamison was appointed to and has served as a commissioner on the Pismo Beach Conference and Visitors Bureau since February 1998, and in August 1999 was elected as Chair. At the National Association of RV Parks and Campgrounds Annual Convention in November 1999, Mr. Jamison was appointed to the ARVC Board of Directors representing the eight western states.

ROGER C. LYON, JR., Assistant Corporate Secretary and General
Counsel
Roger C. Lyon, Jr., is a practicing attorney in the State of California and owns his law firm, Lyon & Carmel, Attorneys-at-Law. His business address is 1104 Palm Street, Post Office Box 922, San Luis Obispo, California 93406. Mr. Lyon has acted as outside general counsel to the Corporation since 1984.

	COMMITTEES OF THE BOARD OF DIRECTORS

The only standing committees of the Company during 1999 were the Nominating Committee, Audit Committee, Personnel and Compensation Committee, Finance Committee, Policy Committee, Environmental, Health and Safety Advisory Committee and the Executive Committee.

The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was elected at a meeting of the Board of Directors held on January 16, 1999, and consisted of the following members: Howard Allard, Kurt Brittain, and Ronald Nunlist. Following the resignation of Kurt Brittain at the meeting of the Board of Directors on May 15, 1999, Larry Keller was duly nominated and elected to serve on the Nominating Committee for the remainder of the year. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. The Nominating Committee met eight times during Fiscal Year 1999 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Individuals wishing to be considered as nominees for membership on the Board of Directors for Fiscal Year 2001, or wishing to nominate an individual for membership on the Board, are requested to notify the committee in writing, delivered to the principal office of the Company. The Nominating Committee will deliver, or will cause to be delivered to a potential nominee, a packet of material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted on or before August 16, 2000, in order to be considered by the Committee.

The Audit Committee of the Board of Directors consists of Frank Drake, Chairman, Donald Bianchi, Terris Hughes, and Henry Valentia. The functions of the Audit Committee include coordinating with the Company's independent accountants in the preparation of annual financial reports and audits; reviewing actions to be taken to comply with the auditor's recommendations to management; and performing random reviews of selected accounting procedures of the Company. The Audit Committee met six times during Fiscal Year 1999.

The Personnel and Compensation Committee consists of Jerald Pettibone, Chairman, Edward Hinds, Jr., Richard Proschold, Jack Williams and Charles Zahka. The functions of the Personnel and Compensation Committee include negotiating an employment contract with the General Manager, review of his goals and objectives and setting compensation for the major staff. The Personnel and Compensation Committee met three times during Fiscal Year 1999.

The Finance Committee consists of Jack Williams, Chairman, Emily Barton, Albert Brown, Norman Gould and Charles Zahka. The functions of the Finance Committee include reviewing the Company=s financial statements, drafting a five-year forecast of finances, drafting a one-year budget, prioritizing capital expenditures, monitoring the completion of capitalized projects, recommending changes in rate schedules, and submitting an annual report to the shareholders of the financial condition of the Corporation. The Finance Committee met six times during Fiscal Year 1999.

The Policy Committee consists of Thomas Rourke, Chairman, Howard Allard, Harry Buchaklian, Glenn Hickman, and Larry Keller. Director Kurt Brittain was appointed to and served on the Policy Committee until his resignation in May 1999. The functions of the Policy Committee include reviewing and recommending changes in the Shareholders= Calendar, reviewing and recommending changes in the Resort=s occupancy rules and regulations, updating and recommending changes in the Employee Handbook, and implementing Board policy and procedures. The Policy Committee met six times during Fiscal Year 1999.

The Environmental, Health and Safety Advisory Committee consists of Terris Hughes, Chairman, Albert Brown and Harry Buchaklian. The functions of the Environmental, Health and Safety Advisory Committee include performing environmental-related duties, safety reviews, and giving recommendations to the President and General Manager on matters relative to environmental and safety concerns.
 The Environmental, Health and Safety Advisory Committee met five times during Fiscal Year 1999.

The Executive Committee consists of Jerald Pettibone, Chairman, Frank Drake, Edward Hinds, Jr., Thomas Rourke, Jack Williams, and Ronald Nunlist. The functions of the Executive Committee include reviewing the monthly business with the General Manager, as well as the current financial statement. The Executive Committee met three times during Fiscal Year 1999.

The full Board of Directors met seven times during 1999. Three directors, Albert Brown, Harry Buchaklian, and Norman Gould, attended fewer than 75% of the total number of meetings of the Board and of the committees of which he or she is a member.

	COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the ownership of the Company's Common Stock as of December 1, 1999, by each director and by all directors and executive officers as a group.

                                              NUMBER OF	  PERCENT
BOARD MEMBER	        ADDRESS			               SHARES   	  OF CLASS

Howard Allard       	5161 Diablo Drive	      	1 Share		   0.056%
                     Sacramento, CA 95842

Emily Barton        	4008 Glenbrook Avenue   	2 Shares	   0.111%
                     Bakersfield, CA 93306

Donald Bianchi      	3605 Belle Terrace     		2 Shares	   0.111%
                     Bakersfield, CA 93309

Albert Brown        	22718 Lone Eagle Road   	2 Shares 	  0.111%
                     Apple Valley, CA 92308

Harry Buchaklian     1361 E Ticonderoga Dr    1 Share		   0.056%
                     Fresno, CA 93720

Frank Drake         	9511 Birch Creek Court  	1 Share		   0.056%
                     Bakersfield, CA 93312

Norman Gould        	10597 Road 30		          1 Share	 	  0.056%
                     Madera, CA 93637

R. Elaine Harris     3418 El Potrero Lane    	4 Shares	   0.0222%
                     Bakersfield CA 93304

Glenn Hickman       	3584 W Wathen Avenue    	1 Share		   0.056%
                     Fresno CA 93711

Edward Hinds, Jr.    3416 W. Magill Avenue   	l Share		   0.056%
                     Fresno, CA  93711

Terris Hughes       	2426 Sunset           			1 Share	 	  0.056%
                     Wasco, CA 93280

Larry Keller        	3807 Mesa Grande       		2 Shares 	  0.111%
                     Bakersfield, CA 93304

Ronald Nunlist      	1105 Minter Avenue     		4 Shares	   0.222%
                     Shafter, CA 93263

Jerald Pettibone     4179 Court Drive       		1 Share		   0.056%
                     Santa Cruz, CA 95062

Richard Proschold   	5717 Maywood Drive	      1 Share	 	  0.056%
                     Foresthill, CA 95631

Thomas Rourke       	899 Stagi Lane		         2 Shares 	  0.111%
                     Los Altos, CA 94024

Jack Williams       	7801 Revelstoke Way    		1 Share	 	  0.056%
                     Bakersfield, CA 93309

Charles Zahka       	6300 Alonzo Avenue     		2 Shares	   0.111%
                     Encino, CA 91316

All Officers and
Directors as a Group			                       30 Shares	  1.666%


	EXECUTIVE COMPENSATION

Directors receive no compensation for serving on the Board. Directors are permitted the use of a recreational site at the Resort for each day of board meetings and/or committee meetings during their tenure as a member of the Board of Directors. Directors also may be reimbursed for traveling expenses related to such meetings at reasonable rates. Executive officers, other than officers who are employees, received no additional compensation of any nature. Specifically, the Chief Executive Officer (President) is not a compensated employee. No employee received compensation exceeding $100,000 during the last fiscal year of the Company.

The Company has no outstanding options, warrants or rights to purchase any of its securities, whether held by Directors, officers or any other persons. Nor does the Company have any outstanding loans or other indebtedness to any Director or officer. Since the beginning of the fiscal year, the Company has not entered into nor does it propose to enter into any transactions of a material nature with any officer or director or any corporation or other business entity in which any officer or director may have an economic interest.



SELECTION OF INDEPENDENT ACCOUNTANTS (Proposal 2)


The firm of Glenn, Burdette, Phillips and Bryson served as independent certified public accountants for the Company for its fiscal year ended September 30, 1999, and this firm has been selected to serve as the Company's accountants for Fiscal Year 2000. It is expected that one or more representatives of Glenn, Burdette, Phillips and Bryson will be present at the Meeting, will be given the opportunity to make a statement, if desired, and will be available to respond to all appropriate questions.

Audit services performed by Glenn, Burdette, Phillips and Bryson for the year ended September 30, 1999, consisted of examination of the financial statements of the Company, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Glenn, Burdette, Phillips and Bryson performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns. All such services were approved by the Board of Directors, which has determined the firm of Glenn, Burdette, Phillips and Bryson to be fully independent of the operations of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company Board of Directors recommends that the shareholders approve the selection of Glenn, Burdette, Phillips and Bryson to serve as certified independent public accountants for the Company for Fiscal Year 2000. The affirmative vote of a majority of shares voted will be required to approve this action.


SHAREHOLDER PROPOSALS


The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company at the Company's 2001 Annual Shareholders Meeting is August 16, 2000. Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 30, 2000.


LEGAL PROCEEDINGS


The Company or its property is not the subject of any pending legal proceeding.


OTHER BUSINESS


Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the Proxy.

NOTICE OF AVAILABILITY OF MATERIAL

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON DECEMBER 1, 1999, THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S FORM 10-KSB REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, WHICH HAS BEEN FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS IS BEING DELIVERED TO SHAREHOLDERS HEREWITH.

All written requests for the Company's Form 10-KSB report should be addressed to:

Mr. Jay Jamison, General Manager
Pismo Coast Village, Inc.
165 South Dolliver Street
Pismo Beach, California 93449



PLEASE RETURN YOUR PROXIES

STOCKHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND
RETURN  PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU
EXPECT TO ATTEND THE MEETING.  A RETURN, SELF-ADDRESSED
ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE
IS REQUIRED IF MAILED WITHIN THE UNITED STATES.  PROMPT
RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE
APPRECIATED.  YOU MAY, WITHOUT AFFECTING ANY VOTE
PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY
FILED WITH THE VICE PRESIDENT - SECRETARY OF THE COMPANY
OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE VICE
PRESIDENT - SECRETARY OF THE COMPANY.  ATTENDANCE AT THE
MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.  IF
YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY
ADVISING THE  INSPECTOR OF ELECTIONS THAT YOU ELECT TO
VOTE IN PERSON.



PISMO COAST VILLAGE, INC.

Date:  December 15, 1999			By
                                   Jerald Pettibone,
                                   President










	OFFICIAL PROXY
	Pismo Coast Village, Inc., a California Corporation
	165 S. Dolliver Street, Pismo Beach, CA  93449

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 15, 2000. The undersigned, having received the Notice of Annual Meeting and Proxy Statement and Annual Report dated December 15, 1999, hereby appoint Jerald Pettibone, Frank Drake, Edward Hinds, Jr., Jack Williams, Thomas Rourke, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Pismo Coast Village, Inc., held of record by the undersigned on December 1st, 1999, the record date, or any adjournment thereof as follows:

1. ELECTION OF DIRECTORS: 	____ TO WITHHOLD AUTHORITY TO VOTE
                                FOR ALL NOMINEES LISTED BELOW.

                           ____	TO VOTE FOR ALL NOMINEES LISTED
                                BELOW, EXCEPT AS MARKED TO THE
                                CONTRARY.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

ALLARD, HOWARD		    GOULD, NORMAN        NUNLIST, RONALD
BARTON, EMILY 		    HARRIS, R ELAINE	    PETTIBONE,JER
BIANCHI, DONALD   	 HICKMAN, GLENN    	  PROSCHOLD, RICHARD
BROWN, ALBERT	    	 HINDS, JR., EDWARD	  ROURKE, THOMAS
BUCHAKLIAN, HARRY	  HUGHES, TERRIS    	  WILLIAMS, JACK N
DRAKE, FRANK        KELLER, LARRY        ZAHKA, CHARLES

2.  PROPOSAL TO RATIFY THE SELECTION OF GLENN, BURDETTE, PHILLIPS
AND BRYSON TO SERVE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
FOR FISCAL YEAR 2000
               ____ FOR		____ AGAINST		____ ABSTAIN

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL
NUMBER 2

3. In their discretion, the proxies are authorized to vote upon any other item of business as may properly come before the meeting, as to which the Board of Directors did not know, a reasonable time before this solicitation, was to be presented at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD'S NOMINEES AS DIRECTORS AND FOR PROPOSAL NUMBER 2. IF CUMULATIVE VOTING IS IMPLEMENTED AT THE MEETING, THE ABOVE-NAMED PROXY HOLDERS ARE EMPOWERED TO CUMULATE VOTES AMONG THE ABOVE NOMINEES AS THEY MAY DETERMINE, IN THEIR SOLE DISCRETION.

The proxies appointed herein act by a majority of said proxies present at the meeting or, if only one is present, by that one.

I/We own _____ (number of shares) as of the date of record,
December 1, 1999
Certificate Number(s):
_________________________

Please Print Name(s):
__________________________________________________________________

Signature: _________________________Date:______________________
Signature:_________________________ Date: _____________________
Signature: ________________________ Date: _____________________

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN
THE ENCLOSED ENVELOPE.